================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                          OHIO STATE BANCSHARES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                          OHIO STATE BANCSHARES, INC.
                               111 S. Main Street
                                Marion, OH 43302

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

                                 April 15, 2004

TO THE SHAREHOLDERS OF OHIO STATE BANCSHARES, INC.:

         You are hereby notified that an Annual Meeting of the shareholders of Ohio State Bancshares, Inc. (the "Company") will be held on April 15, 2004 at 5:00 p.m. (local time), at the main office of Ohio State Bancshares, Inc., 111
S. Main Street, Marion, Ohio 43302, for the purpose of considering and acting upon the following:

1. ELECTION OF DIRECTORS - To elect three members of Class I (term to expire in 2005) and four directors to Class II (term to expire in 2006) to the Board of Directors.

2. AMENDMENT TO THE CODE OF REGULATIONS - To consider and take action upon adoption of a proposed amendment to the Code of Regulations of the Company to clarify the classification system for the election of directors.

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed March 18, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                            By order of the Board of Directors

                                            /s/ Gary E. Pendleton
                                            -----------------------------------
                                            Gary E. Pendleton, President

         YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOUR STOCK IS HELD IN MORE THAN ONE (1) NAME, ALL PARTIES MUST SIGN THE PROXY FORM.

MARCH 26, 2004

                                 PROXY STATEMENT

                               GENERAL INFORMATION

         This Proxy Statement is furnished to the shareholders of Ohio State Bancshares, Inc. ("Company") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of shareholders to be held on April 15, 2004, at the main office of the Company located at 111 S. Main Street, Marion, Ohio, 43302, at 5:00 p.m. ("the Meeting"). The enclosed proxy is solicited by the Board of Directors of the Company, at the Company's expense. This Proxy Statement and the enclosed form of proxy are first sent or delivered to the Company's shareholders on or about March 26, 2004.

         All shareholders who execute proxies retain the right to revoke them at any time in the manner provided below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked at any time before they are exercised at the Meeting by filing a written notice with the Secretary of the Company or by delivering to the Secretary of the Company subsequently dated proxies prior to the commencement of the Meeting. A written notice of revocation of a proxy should be sent to the Secretary of Ohio State Bancshares, Inc., 111 South Main Street, Marion, Ohio 43302. A previously submitted proxy will also be revoked if a shareholder attends the Meeting and votes in person. In the event a shareholder attends the Meeting and does not wish to have his/her proxy used, he/she should notify the Secretary of the Company prior to the start of the business meeting. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for director set forth below and in accordance with the judgment of the Board of Directors of the Company on any other matters which may properly come before the Meeting.

         The Board of Directors has not established a formal process for security holders to send communications to the board of directors. The Board of Directors has determined that in light of the general accessibility of the directors in the community served by the Company, no such process is required.

                                VOTING SECURITIES

         Shareholders of record as of the close of business on March 18, 2004, are entitled to one vote for each share then held. As of March 18, 2004, the Company had 190,000 shares of common stock issued, outstanding and entitled to vote. Shareholders are entitled to one vote for each share of common stock owned as of the record date.

                                VOTING PROCEDURES

         A quorum consists of a majority of the shares entitled to vote represented at the annual meeting in person or by proxy. Abstentions and broker non-votes (arising from the absence of discretionary authority on the part of a broker-dealer to vote shares of Common Stock held in street name for customer accounts) are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

         The nominees for director who receive the largest number of votes cast "For" will be elected as directors if a quorum is present. Shares represented at the Meeting in person or by proxy but withheld or otherwise not cast for the election of directors, including abstentions and broker non-votes, will have no impact on the outcome of the election.

         The affirmative vote of a majority of the outstanding shares of the Company is required to adopt Proposal #2 to amend the Code of Regulations.

                            CERTAIN BENEFICIAL OWNERS

         As of March 18, 2004, the following persons were known to the Company to be beneficial owners of more than five percent of the Company's Common Stock.

                                                    Amount and Nature of
Name of Beneficial Owner                            Beneficial Ownership                  Percent of Class
------------------------                            --------------------                  ----------------
Theodore L. Graham                                       10,777 (1)                             5.67%
c/o Ohio State Bancshares, Inc.
111 S. Main Street
Marion, Ohio 43302

Thurman R. Mathews                                       17,993 (2)                             9.47%
c/o Ohio State Bancshares, Inc.
111 S. Main Street
Marion, Ohio 43302

Peter B. Miller                                          11,526 (3)                             6.07%
c/o Ohio State Bancshares, Inc.
111 S. Main Street
Marion, Ohio 43302

Lloyd L. Johnston                                         13,612(4)                             7.16%
C/O Ohio State Bancshares, Inc.
111 S. Main Street
Marion, Ohio 43302

(1) Includes 10,537 shares owned by partnership of which Mr. Graham is a general partner.

(2)      Includes 16,549 shares owned by spouse.

(3)      Includes 11,448 shares owned jointly with spouse

(4) Includes 13,072 shares owned by a controlled company, and 140 shares owned jointly with spouse.

                              ELECTION OF DIRECTORS

         The Company's Board of Directors is presently composed of seven (7) members who are elected to classes. The nominees for election at this Annual Meeting will stand for election to a one-year or two-year term expiring at the Annual Shareholder's meeting in 2005 or 2006 respectively. Thereafter directors will serve two year terms, subject to the provisions of the Company's Code of Regulations. It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the nominees.

         Director candidates are nominated by the Company's Executive Committee acting in its capacity as a nominating committee. It is the intention of the person named in the Proxy to vote for the election of all nominees named. If any nominee(s) shall be unable to serve which is not now contemplated, the proxies will be voted for such substitute nominees(s) as the Executive Committee recommends. Proxies in the form solicited hereby which are returned to the Company will be voted in favor of the seven (7) nominees specified above unless otherwise instructed by the shareholder. Shares not voted by brokers and other entities holding shares on behalf other beneficial owners will not be counted and will have no effect on the outcome of the election. Nominees receiving the seven (7) highest totals of votes cast in the election will be elected as directors.

         Neither the Board nor the Executive Committee has implemented a formal policy regarding director attendance at the Annual Meeting. Typically, the Board holds its annual organization meeting directly following the Annual Meeting, which results in most directors being able to the attend the Annual Meeting. In 2003 10 directors attended the Annual Meeting.

         The following table sets forth for each of the nominees and for each director continuing in office, name, age (as of March 18, 2004), principal occupation(s) during the past five years, the year they first became a director, year of expiration of the proposed or current term as a director, and the number of shares of the Company beneficially owned by such person.

                      [This space intentionally left blank]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES FOR THE POSITION OF DIRECTOR.

                                     Class I
                         Nominees (Term to Expire 2005)

                                                                                            Shares of Stock
                                                                                             Beneficially
                                                                               Director       Owned as of      % of
       Name                  Age                  Occupation                     Since         03-18-04        Class
-----------------            ---   --------------------------------------      --------     ---------------   -------
Peter B. Miller               67   President, Pete Miller, Inc.                  1997         11,526 (6)        6.07%

Gary E. Pendleton             59   Banker, Ohio State Bancshares, Inc.           1990          1,950 (7)        1.02%

Lloyd L. Johnston             71   Chairman of the Board, Johnston Supply        1989         13,612 (1)        7.16%
                                   Co.  (Wholesale Plumbing Supplies)

                                    Class III
                         Nominees (Term to Expire 2006)

                                                                                            Shares of Stock
                                                                                             Beneficially
  Name and Mailing                                                            Director        Owned as of       % of
     Address(8)               Age                  Occupation                   Since          03-18-04         Class
---------------------         ---    ------------------------------------     --------      ---------------     -----
Theodore L. Graham             58    Managing Partner, Graham                     1991         10,777 (2)        5.67%
                                     Investment Co. (Warehousing and Real
                                     Estate Development)

Lois J. Fisher                 55    Commercial Real Estate Development           1994           708 (3)          .37%

Thurman R. Mathews             75    Owner, Mathews, Kennedy Ford                 1994         17,993 (4)        9.47%
                                     Lincoln Mercury, Marion

Fred K. White                  69    Real Estate Agent, HER Kinney                1994           500 (5)         0.26%
                                     Properties*
*Prior to joining HER Kinney Properties, Mr. White was Division Manager of Ohio Edison (utility company).

Executive Officers and Directors as a Group (10 Persons)                                         57,647         30.34%
                                                                                                 ======         =====

(1) Includes 13,072 shares owned by a controlled company, and 140 shares owned jointly with spouse.

(2) Includes 10,537 shares owned by partnership of which Mr. Graham is a general partner.

(3)      Includes 500 shares held in a trust of which Ms. Fisher is the Trustee.

(4)      Includes 16,549 shares owned by spouse.

(5)      Includes 500 shares owned by Fred K. White Living Trust.

(6)      Includes 11,448 shares held jointly with spouse.

(7)      Includes 507 shares owned jointly with spouse.

(8) The mailing address of each Director for receipt of communications in connection with these materials is 111 S. Main Street, Marion, Ohio 43302, such being the address of the principal offices of the Company.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Company's sole business activity is the operation of its subsidiary banking operation, The Marion Bank, hereinafter referred sometimes individually as "Bank" or collectively with the Company as "Company." The Boards of Directors of the Bank and the Company are comprised of the same persons at the present time. Disclosure of information regarding committees is therefore presented for both the Company and the Bank.

         The Board of Directors of the Company conducts its business through meetings of the Board. During the fiscal year ended December 31, 2003, the Board of Directors of the Company held a total of thirteen (13) regular and special meetings. Each director of the Company attended at least 75 percent of the total meetings of the Board and committees on which such Board member served during this period, with the exception of F. Winton Lackey, who attended 68% of such meetings, and Theodore L. Graham, who attended 72% of such meetings.

         The following table describes the standing committees of the Board of Directors and identifies the directors serving on each committee as of December 31, 2003. The chairman of each committee is designated by an asterisk (*).

                                                                           Number of
 Board                                                                      Meetings                Directors
Committee                              Function                            Held-2003                 Serving
-------------       ---------------------------------------------------    ---------               -----------
Executive (1)       Has all powers of full board except as delegated to          13                  Mathews
                    other committees.  Subjects reviewed include:                                   Johnston
                    compensation, corporate decisions, planning,                                     Graham
                    nominating decisions, EDP review.                                               Pendleton*
                                                                                                      White

Loan                Approves new commercial, consumer, and real estate           27                 Birnbaum
                    loans up to $750,000.                                                            Lackey
                                                                                                      Owens
                                                                                                    Pendleton*
                                                                                                     Fisher
                                                                                                      Miller

Loan Review         Monitors loan portfolio quality by reviewing and              3                  Birnbaum
                    grading existing loans and establishing loan loss                                 White
                    reserves.  Recommends revisions to Loan Policy.                                   Graham
                                                                                                    Pendleton
                                                                                                    Johnston *

Audit               Engages the independent auditors, review of audit             4                   Owens
                    plans, supervising internal audit, reviewing                                      Miller
                    financial results, monitors Directors Examination                                Mathews
                    and monitors follow-through on any corrective                                    Fisher
                    measures deemed necessary.                                                        White*

Housing             Recommends to the Board improvements or renovations           7                   Owens
                    to the facilities.                                                              Pendleton
                                                                                                     Miller
                                                                                                     Fisher
                                                                                                      White

         The Audit Committee of the Company is responsible for the engagement of the independent auditors, reviewing with those independent auditors the plans and results of the audit engagement of the Company, approving the annual audit plans, and reviewing the results of procedures for internal auditing, reviewing the independence of the independent auditors, regarding the Company's financial results and Securities and Exchange Commission filings, reviewing the effectiveness of the Company's internal controls and similar functions and approval of audit and non-auditing services performed by the independent auditors. The Board of Directors has adopted a written charter of the Audit committee, which is attached hereto as an exhibit. All members of the Audit Committee met the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The formal report of the Audit committee with respect the year 2003 is contained herein.

         The Executive Committee members perform all of the duties of a nominating committee. All of the members of the Executive Committee are independent except Gary Pendleton, the President and CEO of the Company. The Executive Committee does not have a charter covering its nominating or other functions. While the Board of Directors will consider nominees recommended by shareholders, it has not actively solicited recommendations from the Company's shareholders for nominees nor established any policy or procedures for this purpose. The Executive Committee has determined that based upon the Company's size and the accessibility of the directors and executive management to the shareholders, no such policy or procedures are presently required. The members of the Executive Committee, acting in its capacity as the Nominating Committee held one meeting during fiscal 2003.

         The Company does not have a compensation committee. The Executive Committee determines the compensation of the Company's President and CEO Mr. Pendleton who does not participate in or attend deliberations regarding his own compensation.

                             AUDIT COMMITTEE REPORT

         The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company fling under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report by reference therein.

         The Audit Committee of the Company's Board of Directors is composed of four directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards and operates under a written charter adopted by the Board of Directors (Appendix A). The members of the Committee are Fred K. White, Chairman, Lois J. Fisher, Thurman R. Mathews, and Peter B. Miller. During 2003 the Audit Committee met 4 times and discussed the financial information contained in each quarterly filing made with the Securities and Exchange Commission, with the Chief Executive Officer, Chief Financial Officer and independent auditor.

         Management is responsible for the Corporation's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee the processes.

         The Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Corporation's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (communication with Audit Committees).

         The Corporation's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence. The Committee has considered whether the provision of non-audit services by the independent accountants to the Corporation and its subsidiaries is compatible with maintaining the independence of the independent accountants.

         Based upon the Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

Fred K. White, Chairman
Lois J. Fisher
Thurman R. Mathews
Peter B. Miller
Owens

                         PRINCIPAL ACCOUNTING FIRM FEES

Company's independent accountants billed the aggregate fees shown below for audit, financial information systems design and implementation and other services rendered to Company and its subsidiaries for the year 2003.

                                               2003          2002
                                            ---------     ---------
Audit Fees                                  $  13,500     $  22,175
Audit Related Fees (a)                          6,125        16,175
Tax Fees (b)                                    6,575         4,250
All Other Fees    (c)                       $  20,750     $  42,475

(a) Include fees for service relating to Statement on Auditing Standards No. 70 and 71.

(b)      Includes fees for services related to tax compliance and tax planning.

(c)      Includes permitted internal audit outsourcing.

(d) The audit committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

                 SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The Company is required to provide certain summary information concerning compensation paid or accrued by the Company, to or on behalf of the Company's Chief Executive Officer and the four highest paid executive officers whose base salary and bonus exceeded $100,000, for the fiscal years ended December 31, 2003, 2002, and 2001. As applied to the Company, the Company's Chief Executive Officer's compensation is required to be disclosed as follows:

                           SUMMARY COMPENSATION TABLE
                               ANNUAL COMPENSATION

                                                                               Other Annual            All Other
 Name and Principal Position    Year       Salary ($)        Bonus ($)     Compensation ($) (1)  Compensation ($) (2)
----------------------------    ----       ----------        ---------     --------------------  --------------------
GARY E. PENDLETON,              2003        104,800            68,596              17,964                205,710
President Ohio State            2002         94,800           110,000              19,261                 49,377
Bancshares, Inc.                2001         94,800            80,000              16,973                 43,659

(1) Includes payments for use of an automobile ($7,691), memberships in various clubs ($4,760), which are used primarily for Company business, and premiums on certain medical insurance benefits ($5,513).

(2) Includes the Company's 401(k) plan matching amount ($6,660), term life insurance premiums ($2,050), and accruals under the Company's non-qualified Supplemental Retirement Plan ($197,000).

                           CHANGE OF CONTROL AGREEMENT

         The Company has entered into a Change in Control Agreement with Mr. Pendleton. The terms of the agreement provide that in the event of a sale, merger or similar transaction of the Company in which the Company is not the surviving corporation, Mr. Pendleton is entitled a severance payment equal to three times his annual compensation, which is defined to include his then current Salary plus his previous year's cash bonus. The severance payment is payable in the event of his involuntary termination of employment within two years of the Change in Control or his voluntary termination during the period beginning three months following the Change in Control and ending six months after the Change in Control. In addition, Mr. Pendleton is entitled under the terms of the Agreement to receive certain health, disability, dental life insurance and other benefits for a two-year period following a Change in Control. The agreement provides for the reimbursement of certain excise taxes imposed upon payments received by Mr. Pendleton, which are deemed "excess parachute" payments under the provisions of Section 280G of the Internal Revenue Code.

         Change of Control of the Company" is defined in the Change of Control Agreement to mean: (i) the acquisition by a person or persons acting in concert with the power to vote 35 percent or more of a class of the Company's voting securities; or (ii) a merger, consolidation, sale of assets, reorganization, or proxy contest, is consummated and, as a consequence of which, members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter, (iii) during any period of 24 consecutive months, individuals who at the beginning of such period constitute the Board (including for this purpose any new director whose election or nomination for election by The Company's stockholders was approved by a vote of at least one-half of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board, or (iv) a merger, consolidation or reorganization is consummated with any other corporation pursuant to which the shareholders of The Company immediately prior to the merger, consolidation or reorganization do not immediately thereafter directly or indirectly own more than fifty percent (50%) of the combined voting power of the voting securities entitled to vote in the election of directors of the merged, consolidated or reorganized entity.

                          SUPPLEMENTAL RETIREMENT PLAN

         During 1996, the Corporation entered into an Executive Indexed Salary Continuation Plan ("Supplemental Plan") with Mr. Pendleton. The purpose of the Supplemental Plan is to supplement Mr. Pendleton's retirement income. Pursuant to the terms of the Supplemental Plan, annually the Company will accrue a non-qualified pension benefit for the benefit of Mr. Pendleton in an amount equal to the excess return earned on a Company owned insurance product (the "Policy") over the Bank's average after tax cost of funds expense as reported for the third quarter of each year. At Mr. Pendleton's retirement he will be entitled to receive the accrued deferred benefits on an annuity basis. It is impossible to predict the future value of such deferred compensation due to the uncertainty of the future Policy yield. The Policy is currently valued at $1,235,000 upon which a guaranteed rate of 4% is called for under its terms. For 2003 the Company accrued approximately $197,000 of expense under the terms of this plan for the benefit of Mr. Pendleton.

         In addition, contemporaneously with the adoption of the Supplemental Plan, the Corporation and Mr. Pendleton entered into a Split Dollar Life Insurance Agreement which provides for the payment, to Mr. Pendleton's beneficiaries, of 80% of the net-at-risk insurance portion of an insurance policy purchased by the Corporation in connection with the establishment of the Supplemental Plan. As of December 31, 2003, this Split Dollar Life Insurance Agreement would have provided a death benefit of $ 1,036,000 to Mr. Pendleton's beneficiaries. The Corporation purchased life insurance for the purpose of funding its obligations under the Supplemental Plan in the event of Mr. Pendleton's death and as an investment vehicle designed to fund the payments to Mr. Pendleton at retirement.

                             DIRECTORS' COMPENSATION

         Directors are paid $300 per month and $100 per month is retained and paid at year end provided Board attendance is not less than 75%. The Chairman of the Board receives $350 per month and $125 per month is retained and paid at year end provided Board attendance is not less than 75%.

                  PROPOSAL #2 TO AMEND THE CODE OF REGULATIONS

         The Board of Directors has approved and recommends that shareholders adopt, an amendment to the Company's Code of Regulations (the "Code"), to clarify the operation of the Company's classified system for the election of directors. Presently, Article III Section 2 of the Code provides that the Directors shall be divided into three classes each with a three-year term. The Code provides that the directors shall be divided amongst the classes so as to provide that the number of directors constituting each class shall be as nearly equal in number as practicable. In connection with the proposal to elect Company directors at the annual meeting this year, the Board has determined to reduce the size of the Board from ten members to seven members and has nominated the seven persons indicated under the caption Election of Directors to serve as directors. Ohio General Corporation Law authorizes the election of directors by classes but requires that in connection with such each class must have at least three members and may serve for two or three year terms. In order to facilitate the reduction in the number of members constituting the whole Board and to maintain the classified system for the election of directors, the Board is proposing that the Code be amended to provide that the directors shall be divided into classes only if the total number of directors constituting the board shall be equal in number to, or greater than, six. The proposed amendment to the Code would also provide that in the event the number of directors constituting the board was equal to or greater than six, but less than nine, the directors will be divided into two classes comprised of two-year terms, and if comprised of nine or more members three classes, of three-year terms. In order to effect the change in the Code the Board has apportioned the seven nominees amongst two classes. Three nominees will serve in Class I for an initial one-year term and four directors will serve in Class II for an initial two-year term. Thereafter, directors will be elected to serve two year terms. In the event of an appointment to a vacancy such appointee will, in accordance with the terms of the Company's Code serve the balance of the unexpired term to which he or she was appointed.

If adopted Article III Section 2 of the Code will be amended to read in its entirety as follows:

         Article III, Section 2. Election and Term of Directors. The Board of Directors shall be divided into classes, as nearly equal in number as the then total number of Directors constituting the whole Board permits, with the term of office of one class expiring each year, provided however, that: (i) in the event the total number of directors shall be fewer than six, the directors shall be elected annually; (ii) in the event the total number of directors shall be fewer than nine, there shall be two classes, and (iii) in the event the total number of directors shall be equal to or greater than nine, there shall be three classes Any vacancies in the Board of Directors for any reason, and any newly created directorships resulting from any increase in the number of Directors, may be filled by the Board of Directors, acting by a majority of the Directors then in office, although less than a quorum, and any Director so chosen shall hold office until the next election of the class for which such Directors shall have been chosen and until their successor shall be elected and qualified. No decrease in the number of Directors shall shorten the term of any incumbent Director.

         The affirmative vote of a majority of the outstanding shares of the Company is required to adopt Proposal #2 to amend the Code of Regulations.

                              CERTAIN TRANSACTIONS

         Some of the directors of the Company, as well as the companies with which such directors are associated, are customers of, and have had transactions with the Company (through The Marion Bank) in the ordinary course of the Company's business in 2003. These transactions consisted of extensions of credit in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with non-affiliated persons. In the opinion of management of the company and its subsidiaries, these transactions do not involve more than normal risk of collectible or present other unfavorable features.

         The Company, through is subsidiary, expects to have in the future, banking transactions, in the ordinary course of its business with directors, officers, principal shareholders, and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and which do not involve more than the normal risk of collectibility or present other unfavorable features.

                              SELECTION OF AUDITORS

         The Board of Directors has selected the firm of Crowe, Chizek and Company LLP, independent public accountants, to serve as auditors for the current fiscal year.

         Representatives of Crowe, Chizek and Company LLP will be present at the Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

            COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent shareholders are required by regulation of the SEC to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon a review of Section 16(a) forms furnished to the Company during, or with respect to, the most recent fiscal year, the Company believes that for the period January 1, 2003 through December 31, 2003, its executive officers and Directors complied with all filings requirements applicable to them except for two late filings on Form 4. Both relate to single purchases made by Mr. Pendleton (President) and Mr. Wanner (CFO) and were filed late due to a change in electronic filing requirements. The Company has no shareholders who are ten percent beneficial owners.

                              SHAREHOLDER PROPOSALS

         If any shareholder of the Company wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the annual meeting to be held in 2005, the proposal must be received by the Secretary at the principal executive offices of Ohio State Bancshares, Inc., 111 South Main Street, Marion, Ohio 43302, prior to the close of business on November 30, 2004. On any other proposal raised by a shareholder for the next year's annual meeting, the Company intends that proxies received by it will be voted in the interest of the Company in accordance with the judgment of the Board of Directors of the Company and the proposal will be considered untimely, unless notice of the proposal is received by the Company not later than February 12, 2005.

         The Company's Code of Regulations establishes advance notice procedures as to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors. In order to make a director nomination at a shareholder meeting it is necessary that you notify the Company not fewer than 14 days in advance of the meeting unless the Company provides shareholders less than 21 days notice of the meeting and then notice of the nominations must be given not later than the seventh day after the notice of the meeting was mailed. In addition, the notice must meet all other requirements contained in our Code of Regulations. Any shareholder who wishes to take such action should obtain a copy of the Code of Regulations and may do so by written request addressed to the Secretary of the Company at the principal executive offices of the Company.

                                  OTHER MATTERS

         The Board of Directors of the Corporation is not aware of any other matters that may come before the meeting. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to the Board of Directors at the time of printing hereof and which may properly come before the meeting. A copy of the Corporation's 2002 report filed with the Securities and Exchange Commission, on Form 10-KSB, is available without charge to shareholders. Address all requests, in writing, for this document to Mr. Gary Pendleton, President, Ohio State Bancshares, Inc., 111 S. Main Street, Marion, Ohio 43302.

                                           By Order of the Board of Directors of
                                           Ohio State Bancshares, Inc.

                                           /s/ Gary Pendleton
                                           Gary Pendleton, President

                                    Exhibit A

                           OHIO STATE BANCSHARES, INC.
                             AUDIT COMMITTEE CHARTER

                               STATEMENT OF POLICY

The purpose of the audit committee is to oversee the Corporation's accounting and financial reporting processes and the audits of the Corporation's financial statements. The audit committee shall provide assistance to the board of directors in fulfilling its oversight responsibilities by reviewing the financial reports and related financial information provided by the Corporation to governmental agencies or the general public, the Corporation's system of internal controls and the effectiveness of its control structure, the Corporation's compliance with designated laws and regulations, and the Corporation's accounting, internal and external auditing and financial reporting processes. In discharging its responsibilities, the audit committee shall:

         - Serve as an independent and objective party to oversee the Corporation's accounting and financial reporting processes, internal control system, and the audits of the Corporation's financial statements.

         - Review and evaluate the audit procedures and results of the Corporation's independent auditor and internal audit function.

         -        Approve, engage and terminate the independent auditor.

         - Review and evaluate the independent auditor's qualifications, performance and independence.

         - Review, evaluate and approve any non-audit services the independent auditor may perform for the Corporation and disclose such approved non-audit services in periodic reports to shareholders.

         - Maintain free and open means of communication between the board of directors, the independent auditor, the internal auditor, and the management of the Corporation.

         - Maintain free and open means of communication between employees and the audit committee for the processing of complaints received by the Corporation regarding questionable accounting or auditing matters, including suspicions of fraudulent activity.

         - At least annually, review and if necessary or appropriate, update this charter for consideration by the board of directors and perform an evaluation of the audit committee performance and function.

                                  ORGANIZATION

The members of the audit committee shall be appointed by the board of directors and may be removed by the board of directors. The audit committee may consult or retain its own independent legal, accounting or other advisors and shall determine the degree of independence from the Corporation required of those advisors. The audit committee shall meet at least four times per year and will report directly to the full board any issues that arise with respect to the quality and integrity of the Corporation's general financial performance and reporting and regulatory compliance. The audit committee may also meet periodically by itself to discuss matters it determines require private audit committee or board of directors' attention. Further, the audit committee shall meet separately with management, with the internal auditor and with the independent auditor. There will be at least three members of the audit committee. A majority of the members of the audit committee shall be a quorum to transact business.

                 RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE

The audit committee shall have the funding, resources and authority to discharge its duties and responsibilities without seeking the approval of the board of directors or management of the Corporation, including (1) the authority, funding and resources to compensate the independent auditor engaged by the audit committee for the purpose of preparing or issuing the audit report and performing other audit, review and attest services for the Corporation, (2) the authority, funding and resources to select, retain, terminate and approve the fees and other terms of engagement of, special or independent counsel, accountants and other advisors as deemed appropriate by the audit committee, and
(3) the authority to pay all its ordinary administrative expenses incurred in carrying out its duties and responsibilities.

                                 QUALIFICATIONS

The audit committee shall be composed entirely of independent directors, determined by the board of directors under the Ohio State Bancshares, Inc. Corporate Governance Guidelines. The members of the audit committee, as determined by the board of directors, shall also meet the independence and financial expertise requirements of The Nasdaq Stock Market for audit committee members. At least one member of the audit committee will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the member's financial sophistication.

                              INDEPENDENT AUDITORS

The independent auditor shall be engaged by and accountable to the audit committee. The independent auditor will report directly to the audit committee. The audit committee shall have the sole authority to engage, compensate, evaluate and terminate the independent auditor, to review with the independent auditor the nature and scope of any disclosed relationships or professional services including all audit engagement fees and terms, and to take appropriate action to ensure the continuing independence of the auditor. The audit committee shall pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditor. The audit committee shall also set clear policies and standards relating to the Corporation's hiring of employees or former employees of the independent auditor to ensure continued independence throughout the engagement of the independent auditor.

The audit committee shall, on an annual basis, obtain from the independent auditor a written disclosure delineating all of its relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The audit committee shall engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and be responsible for taking appropriate action to oversee the independence of the independent auditor. Additionally, the audit committee will obtain and review a report of the independent auditor describing its internal quality-control procedures, material issues raised by the most recent internal quality-control review of the independent auditor or an inquiry or investigation by a governmental authority involving one or more audits carried out by the independent auditor in the preceding five years and any steps or procedures taken to deal with any such issues. After reviewing the independent auditor's report, the audit committee shall evaluate the auditor's qualifications, performance and independence. The audit committee shall consider the opinions of management and the director of audit in making such evaluation.

As required by law, the audit committee shall confirm the regular rotation of the lead and concurring audit partner, and consider whether there should be a regular rotation of the auditor itself.

The independent auditor shall ascertain that the audit committee is made aware of and timely report to the audit committee all necessary accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the risks of using such alternative treatments, and inform the audit committee of other material written communications between the independent auditor and management.

The audit committee will have complete oversight of the work done by the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the

Corporation, including resolution of any disagreement between management and the independent auditor regarding financial reporting.

                                 INTERNAL AUDIT

The internal auditor of the Corporation shall directly report to the chairman of the audit committee, with administrative oversight provided by an appropriate executive officer of the Corporation. The audit committee will oversee the internal audit function and determine that the internal auditor is establishing, maintaining and executing appropriate audit programs, policies and procedures that govern the examination and audit of the ledgers, records, procedures and operations of the Corporation and its affiliates.

                              COMPLAINT PROCEDURES

The audit committee will establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by employees of the Corporation and its subsidiaries regarding questionable accounting or auditing matters.

                          FINANCIAL REPORTING OVERSIGHT

In discharging its responsibilities to oversee governmental and public reporting of financial information, the audit committee shall:

         - Review and discuss the annual audited financial statements, footnotes and related disclosures included in the Corporation's annual report to shareholders and its annual report on Form 10-K with financial management, the independent auditor, and the internal auditor prior to the release and filing of such documents. Review with the independent auditor the results of its annual examination of the financial statements, including their report thereon, and determine its satisfaction with the disclosures and content of the financial statements. This review shall cover discussion of all items required by generally accepted auditing standards regarding required communications with audit committees. Ascertain that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements.

         - Review and discuss the quarterly financial results and information with financial management, the independent auditor, and the internal auditor to determine that the independent auditor does not take exception to the disclosure and content of the financial statements on Form 10-Q, to determine that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements, and to discuss any other matters required to be communicated to the audit committee by the independent auditor.

         - Review and discuss the types of presentation and information to be included in earnings press releases, and any additional financial information and earnings guidance that is provided.

         - Inquire of management, the internal auditor, and the independent auditor about significant risks or exposures and discuss guidelines and policies to govern the steps management has taken to minimize such risk to the Corporation.

         - Review and discuss the form and content of the certification documents for the quarterly reports on Form 10-Q and the annual report on Form 10-K with the internal auditor, the independent auditor, the chief financial officer and the chief executive officer.

         - Review the basis for the disclosures made in the annual report to stockholders under the heading Management's Report on Internal Controls regarding the control environment of the Corporation.

         - Prepare, review and approve the annual proxy statement disclosure regarding the activities and report of the audit committee for the year.

                           PROXY FOR ANNUAL MEETING OF
                           Ohio State Bancshares, Inc.
                                  Marion, Ohio

         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned shareholder of Ohio State Bancshares, Inc., Marion, Ohio do hereby nominate, constitute, and appoint Lloyd L. Johnston, Thurman R. Mathews, and Theodore L. Graham any one of them (with full power of substitution for me and in my name, place and stead) to vote all the common stock of said Company, standing in my name on its books on March 18, 2004 at the Annual Meeting of its shareholders to be held at the main office of Ohio State Bancshares, Inc., 111 S. Main Street, Marion, Ohio 43302, on April 15, 2004 at 5:00 p.m. (local time), or any adjournments thereof with all the powers the undersigned would possess if personally present as follows:

1.       To elect three (3) members of Class I (term to expire 2005) and four
         (4) members of Class II (term to expire 2006) to the Board of Directors.

CLASS I:       Peter B. Miller       Gary E. Pendleton  Lloyd L. Johnston
CLASS II:      Theodore L. Graham    Lois J. Fisher     Thurman R. Mathews     Fred K. White

         For All Nominees                 Withhold Authority To Vote     (INSTRUCTIONS: To withhold authority to
(Except as marked to the contrary)             For All Nominees          vote for any individual director(s), strike a
                                                                             line through the nominee's name.
                 [ ]                                 [ ]

2. To consider and take action upon adoption of a proposed amendment to the Code of Regulations as specified in the Proxy Statement.

         To amend the Code of Regulations to provide for clarification in the classification system for the election of directors.

       []  FOR          [ ] AGAINST                [ ] ABSTAIN

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" THE ABOVE NOMINEES UNLESS OTHERWISE MARKED. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. ALL SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED.

The Board of Directors recommends a vote "FOR" the directors nominated by the Board of Directors. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and may be revoked prior to its exercise by either written notice or personally at the meeting or by a subsequently dated proxy.

                          ____________________________

                          ____________________________

_____________________________________          ___________________________
(Stockholder Signature)                                (Date)

_____________________________________          ___________________________
(Stockholder Signature)                                (Date)

Please Print Name______________________________

Please Print Number of Shares __________________

(WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. ALL JOINT OWNERS MUST SIGN.)

PLEASE SIGN AND RETURN IMMEDIATELY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.